10.17 Credit Facility Letter dated July 24, 2002, between Trio-Tech International Pte. Ltd. and OCBC Bank.

                Oversea-Chinese Banking      Tel (65) 6535 7222
                Corporation Limited          Fax (65) 6533 7955
                65 Chulia Street             www.ocbc.com
                OCBC Centre
                Singapore 049513

OCBC Bank

    Our Ref : LKW/in/Trio-Tech/Jul 02

    24 July 2002

   Trio-Tech International Pte Ltd                        PRIVATE & CONFIDENTIAL
   1008 Toa Payoh North
   #03-09
   Singapore 318996

   Dear Sir

   BANKING FACILITIES

   Following a review of your account, we are pleased to advise that Oversea-Chinese Banking Corporation Limited (hereinafter called "The Bank") has agreed to extend to your company the revised credit facilities totalling S$8,000,000/- (Singapore Dollars Eight Million Only) (hereinafter called "the Facilities") as stated below, subject to satisfactory completion of documentation, legal or otherwise and upon the following terms and conditions: -

   1 .      LIMITS/QUANTUM

   (a)      Overdraft                                   S$1,000,000/

   (b)      Letter of Credit                            S$1,000,000/-
            (For establishing irrevocable sight and/or usance Letters of Credit up to 60 days or such other period as notified by the Bank to the Borrower)

            Within Letter of Credit Limit : S$1,000,000/-

            Trust Receipts (S$1,000,000/-) under LC and collection bills (For issuing Trust Receipts up to 120 days. The combined tenor for usance Letters of Credit and Trust Receipts issued thereunder shall not exceed 120 days or such other period as notified by the Bank to the Borrower)

            Shipping Guarantee                          (S$1,000,000/-)
            under LC and collection bills/
            Airway Bill

            Draft Loan (S$1,000,000/-) (For financing of collection bills and invoices up to 120 days or such other period as notified by the Bank to the Borrower)

   (c)     Account Receivables Financing -             S$4,500,000/-
           (Tenor : up to 90 days or such other period as notified by the Bank to the Borrower)

   (d)      Foreign Exchange                           S$5,000,000/-
           (For spot and forward contracts up to 6 months or such other period as notified by the Bank to the Borrower.)

   (e)     Term Loan                                   S$1,000,000/-
           (Tenor : 3 years)

OCBC Bank                                                                      2

    Trio-Tech International Pte Ltd              PRIVATE & CONFIDENTIAL
    OUR REF: LWK/in/Trio-Tech/Jul 02

    2.      PURPOSE

            OD /LC/TRC/             -  For your working capital requirements and
                                       trade financing requirements.
            SGC/AWB/DL/
            ARF

            TL                      -  To finance Trio-Tech International Pte
                                       Ltd's purchase of 30 units of cooling
                                       systems and other equipment supplies for testing and Advance Micro Device ("AMD") chips, K8.

    3.      PRICING

    (a)     Overdraft               -  1. 125% p.a. over the Bank's prevailing
                                       prime lending rate calculated on daily
                                       balance with monthly rests.

    (b)     Letter of Credit        -  Letter of Credit commission at 1/8% per
                                       month, minimum 2 months on the amount of
            Letter of Credit for amount less than or equal to S$200,000/- or at 1/16% per month, minimum 2 months on the amount of Letter of Credit for amount more than S$200,000/-.

    (c)     Trust Receipts          - (i)    0.625% per annum over the Bank's
                                             prevailing prime lending rate
                                             under LC and calculated on daily
                                             balance with monthly rests for
                                             Singapore collection bills/ Dollars
                                             financing.

            Draft Loan                (ii)   2.5% per annum above the Bank's
                                             prevailing Singapore Interbank
                                             Offered Rate (SIBOR) as determined
                                             by the Bank for Foreign Currencies
                                             financing.

   (d) Shipping Guarantee - As per the Bank's Schedule of Charges under LC and collection bills/Airway Bill

   (e)      Accounts                   (i)   0.625% per annum over the Bank's
                                             prevailing prime lending rate
            Receivable Financing             calculated on daily balance with
                                             monthly rests for Singapore Dollars
                                             financing.
                                       (ii)  2.5% per annum above the Bank's
                                             prevailing Singapore Interbank
                                             Offered Rate (SIBOR) as determined
                                             by the Bank for Foreign Currencies
                                             financing.

   (f)      Term Loan                  0.5% p.a. over the Bank's prevailing
            prime lending rate calculated on daily balance with monthly rests.


   4.       SECURITY/SUPPORT (collectively "the Security")

            The Facilities and all monies owing shall be secured by existing charge over all the company's accounts receivables excluding Catalyst Semiconductor, present and future. [Registered].

OCBC Bank                                                                      3

     Trio-Tech International Pte Ltd               PRIVATE & CONFIDENTIAL
     OUR REF: LWK/in/Trio-Tech/Jul 02


     5.   AVAILABILITY OF FACILITIES AND DRAWDOWN

     5.1 The Facilities will be available for your use upon completion of all matters and documentation to the satisfaction of the Bank, and upon receipt of the following (where applicable) in form and substance acceptable to the Bank, including but not limited to:

     (a) Copy of your Certificate of Incorporation and Memorandum and Articles of Association and that of the guarantors, mortgagors, third party depositors and any persons (other than you) providing security for the Facilities (collectively "the Surety"), certified as a true copy by a Director or the Company Secretary.

     (b) Copy of your Board Resolutions and that of the Surety, if a corporation, in the Bank's prescribed format and duly certified as a true copy by a Director or the Company Secretary

     (c) All security documents duly executed and duly stamped (where applicable).

     (d)  Term Loan Agreement duly executed.

     (e) The Foreign Exchange facility is subject to foreign exchange availability which is determined solely by the Bank. Before a forward contract is rolled over on maturity, you will cover the unrealised loss, if any. The Bank reserves the right to deliver funds only upon receipt of funds by the Bank.

     (f) The Bank's margin of advance will be 80% of the respective net invoice values for approved debtors.

     5.2 You shall provide any other document(s) as may be required by the Bank from time to time and adhere to and abide by all other conditions precedent as the Bank may in its sole discretion impose.


      6.  REPAYMENT

     (a) The Term Loan Facility is to be repaid by 36 equal monthly principal instalments of S$30,195-90 each. The first principal instalment shall commence on the first day of the following month from the date of first disbursement of the loan. Interest is to be serviced monthly.

     (b) The Overdraft is subject to monthly or such other periodic interest servicing as the Bank may specify and is repayable on demand.

     7.   PREPAYMENT

          If the Term Loan Facility is fully repaid within the first 24 months, a prepayment fee of 1 % flat will be charged on the amount prepaid in addition to any break funding cost. The prepayment fee will be waived if prepayment occurs after 24 months, source of repayment is from new private equity funds raised and with evidence satisfactory to the Bank.

OCBC Bank

   Trio-Tech International Pte Ltd                    PRIVATE & CONFIDENTIAL
   OUR REF: LWK/in/Trio-Tech/Jul 02

   8.      OTHER FEES

           A cancellation fee of 0.125% flat will be charged on the unused portion of the Term Loan Facility and payable at the end of the Term Loan Facility availability period. Any portion of the Term Loan Facility not utilised by the end of the Term Loan Facility availability period shall be cancelled.

   9.      DEFAULTINTEREST

           Default interest shall be payable at the rate of 4.75% over the Bank's prime rate prevailing from time to time or such other rates as may be determined by the Bank in its sole discretion on the following:-

   (a) any part of the Facilities that is not paid on due date or upon demand, as the case may be; and

   (b)      any utilisation in excess of the approved limit of the Facilities.



   10.     FINANCIAL COVENANTS

   (a)     Negative Pledge

           Save for charges, assignments or encumbrances which are currently subsisting and which have been previously disclosed to the Bank in writing, no further charges, assignments or encumbrance whatsoever are to be created over any of your present or future assets as long as any facilities are outstanding from you to the Bank, except with the Bank's prior written consent which shall not be unreasonably withheld.

           The negative pledge covenant shall be waived for new machinery and equipment to be acquired by the company that are in line with its core business activity

   (b) Your networth is to be maintained at not less than S$10,000,000/-. Networth is defined as the sum of your paid-up capital, retained earnings, revaluation surplus and directors' and shareholders' loans less borrowings.

   (c) Your total liabilities to tangible networth shall be less than 2.5x at all times.



   11.     CONDITIONS FOR ACCOUNTS RECEIVABLE FINANCING

           Financing of Accounts Receivable is/are restricted to Advanced Micro Devices Singapore Pte Ltd, Agilent Technologies (S) Pte Ltd, Infineon Technologies Asia Pacific Pte Ltd, Broadcom Singapore Pte Ltd, Robert Bosch (M) Sdn Bhd, Avimo Electro-Optics Pte Ltd, Analog Devices Taiwan Inc, Motorola Technology Sdn Bhd, Seagate Technology International Pte Ltd, ASAT Ltd, Intersil Services Company Sdn Bhd, National Semiconductor Manufacturing (S) Pte Ltd, ST Microelectronics Pte Ltd, Hewlett Packard Singapore Pte Ltd.

OCBC Bank                                                                      5

    Trio-Tech International Pte Ltd                  PRIVATE & CONFIDENTIAL
    OUR REF: LWK/in/Trio-Tech/Jul 02


    12.     CONDITIONS FOR DRAFT LOAN

    (a) Financing of Draft Loan is/are restricted to Yamaichi Electronics Singapore Pte Ltd, Future Electronics Inc, Votsch Indusrietechnik GmhH, Spire Technologies Pte Ltd, Technitron Inc, Lambda EMI, Al-Tech Instrumentation & Engineering Pte Ltd, Ling Electronics Inc, Incal Technology Inc, P.K. Wong Engineering & Trading Co.

    (b) Presentation of invoice from the supplier for the purchase of goods, to the Bank with a letter confirming that you have not obtained financing of goods from other financial institution.

    (c)     The financing proceeds will be paid directly to the supplier.



    13.     CONDITIONS FOR 3-YEARS TERM LOAN

    (a) The Term Loan shall be disbursed against 90% of original invoices or up to S$1,000,000-00 whichever is lower and upon completion of all documentation, legal or otherwise.

    (b) The Term Loan shall be disbursed against 90% of invoice value from Trio-Tech International Pte Ltd's suppliers including Honeywell Pte Ltd and other equipment suppliers for the testing of K8. Payment to be made directly to the suppliers or if payment of the cooling systems have already been paid by Trio-Tech International Pte Ltd, reimbursement can be sought subject to presentation of original invoices and evidence of payment satisfactory to the Bank.

    14.     OTHERS TERMS & CONDITIONS

   (a) Debtors' Ageing List is to be provided to the Bank on quarterly basis or at such time as requested by the Bank from time to time.

   (b) Unutilised Letter of Credit/Trust Receipt under Letter of Credit or collection bills and Draft Loan can be converted for Accounts Receivable Financing usage.

   To the extent that the same are not inconsistent with the express terms herein, the Bank's Standard Terms and Conditions Governing Banking Facilities and any amendments, supplements or replacements thereto from time to time shall form part of and be deemed to be incorporated in this offer.

   The Bank reserves the right to request you, from time to time, to furnish it with documentary evidence (in form and substance acceptable to the Bank) showing your compliance with all the terms and conditions required by the Bank and to execute any further document(s) deemed necessary by the Bank.

   This Letter of Offer shall cancel all the previous Letters of Offer.

   We trust that the above terms and conditions are acceptable to you. This offer will lapse after 21 days from the date of this Facility Letter, unless otherwise arranged.

OCBC Bank                                                                      6

   Trio-Tech International Pte Ltd                   PRIVATE & CONFIDENTIAL
   OUR REF: LWK/in/Trio-Tech/JuI 02

Please signify your acceptance by signing and returning to us the duplicate copy of this Facility Letter together with a certified copy of your Board Resolution(s) in the form attached.

We are pleased to be of service to you and look forward to hearing from you in due course.

Yours faithfully
for OVERSEA -CHINESE BANKING CORPORATION LIMITED

/s/: Leong Koon Weng                                          /s/: Woo Siew Fook

___________________________                                   __________________

Leong Koon Weng                                               Woo Siew Fook
Senior Relationship Manager                                   Business Head
Enterprise Banking                                            Enterprise Banking

We hereby accept the Facilities on the terms and conditions contained in this Facility Letter and in the Standard Terms and Conditions Governing Banking Facilities.

/s/: Yong Siew Wai

____________________________________________________

For and on behalf of Trio-Tech International Pte Ltd
Name of Authorised Signatory(ies): Yong Siew Wai
Date: 1/st/ August 2002

TRIO-TECH INTERNATIONAL PTE LTD
(Incorporated in Singapore) -

WE, THE UNDERSIGNED, BEING ALL THE DIRECTORS OF THE COMPANY, DO ON THIS DATE, AGREE AND CONSENT TO PASS THE FOLLOWING RESOLUTION AS DIRECTORS' RESOLUTION IN WRITING

IT WAS NOTED THAT Oversea-Chinese Banking Corporation Limited ("OCBC") has agreed to grant to the Company credit facilities in an amount not exceeding SGD 8,000,000 ("the Facilities") on the terms and conditions of OCBC's Facility Letter dated 24 July 2002.

IT IS RESOLVED -

ACCEPTANCE OF CREDIT FACILITIES

1. That the Company do accept the Facilities on the terms and conditions mentioned in the Facility Letter.

2. That Mr Yong Siew Wai as authorised by the Company be and is hereby authorised on behalf of the Company:-

     (a) to sign the Facility Letter, all security and/or collateral documents, any forms, notices, instruments and all documents in connection with, incidental or ancillary to the Facilities and to approve any amendment, alteration or modification to the same and to sign all instruments and all relevant documents in relation thereto;

     (b) to approve and accept any revision or variation to the terms of the Facility Letter or any increase in, revision or restructuring of the Facilities and to sign all supplemental facility letters, security and/or collateral documents, any forms, notices, instruments and all documents in relation thereto; and

     (c) to exercise all discretion and to do all acts and things necessary or expedient in relation to the Facilities and to give effect to all other matters referred to in these resolutions.

3. That the Common Seal of the Company be and is hereby authorised to be affixed, where required, to all documents and instruments in connection with the Facilities in accordance with the Articles of Association of the Company.

Dated this 1 August 2002


/s/: Yong Siew Wai                                  /s/: A Charles Wilson

_______________________                             ____________________________

YONG SIEW WAI                                       A CHARLES WILSON
Director                                            Director

TRIO-TECH INTERNATIONAL PTE LTD                                             OCBC
(Incorporated in Singapore)

CERTIFIED EXTRACT OF THE DIRECTORS' RESOLUTION IN WRITING DULY PASSED ON 1 AUGUST 2002

IT WAS NOTED THAT Oversea-Chinese Banking Corporation Limited ("OCBC") has agreed to grant to the Company credit facilities in an amount not exceeding SGD 8,000,000 ("the Facilities") on the terms and conditions of OCBC's Facility Letter dated 24 July 2002.

IT IS RESOLVED -

ACCEPTANCE OF CREDIT FACILITIES

1. That the Company do accept the Facilities on the terms and conditions mentioned in the Facility Letter.

2. That Mr Yong Siew Wai as authorised by the Company be and is hereby authorised on behalf of the Company:-

     (a) to sign the Facility Letter, all security and/or collateral documents, any forms, notices, instruments and all documents in connection with, incidental or ancillary to the Facilities and to approve any amendment, alteration or modification to the same and to sign all instruments and all relevant documents in relation thereto;

     (b) to approve and accept any revision or variation to the terms of the Facility Letter or any increase in, revision or restructuring of the Facilities and to sign all supplemental facility letters, security and/or collateral documents, any forms, notices, instruments and all documents in relation thereto; and

     (c) to exercise all discretion and to do all acts and things necessary or expedient in relation to the Facilities and to give effect to all other matters referred to in these resolutions.

3. That the Common Seal of the Company be and is hereby authorised to be affixed, where required, to all documents and instruments in connection with the Facilities in accordance with the Articles of Association of the Company.

                                                       CERTIFIED TRUE COPY

                                                       /s/: Yong Siew Wai
                                                       -------------------------
                                                       Director

                                                       /s/: A Charles Wilson
                                                       -------------------------
                                                       Director/Secretary

Delete where inapplicable

     TRIO-TECH

     INTERNATIONAL
     PRIVATE LIMITED

     14 August 2002

     Oversea-Chinese Banking Corporation Limited
     65 Chulia Street
     OCBC Centre
     Singapore 049513
     Attn: Mr. Tan Ngee Piang
     Tel: 6559 6910
     Fax: 6226 8719

     Dear Sirs,

     BANKING FACILITIES LETTER (YOUR REF:LKW/in/Trio-Tech/Jul 02)

     We refer to the above-mentioned; we hereby attached the following document for your action: -
        1. Banking Facilities Letter (Your Ref:LKW/in/Trio-Tech/Jul 02) Dated 24th July 2002.
        2. Directors' Resolution for acceptance of credit facilities dated 0 August 2002
        3. Certified Extract of the Directors' Resolution passed on 1/st/ August 2002

     Kindly acknowledge receipt of this letter and documents attached by signing and returning duplicate copy of this letter to us at address mentioned below or fax it to us via fax no: 6259 6355.

     Should you need any clarification please do not hesitate to contact Ms. Wong Yung Sung at telephone number 63549790.

     Thank you.

     Yours faithfully,
     For Trio-Tech International Pte Ltd

       /s/: Victor Ting Hock Ming
     ----------------------------
     Victor Ting
     Vice President, CFO

VT/wys

            Oversea-Chinese Banking      Tel (65) 6535 7222
            Corporation Limited          Fax (65) 6533 7955
            65 Chulia Street             www.ocbc.com
            OCBC Centre
            Singapore 049513

CBC Bank

22 August 2002

Trio-Tech International Pte Ltd                         Private And Confidential
1008 Toa Payoh North
#03-09
Singapore 318996

Dear Sir

BANKING FACILITIES

We refer to our Letter of Offer dated 24 July 2002.

Please be advised that the pricing (paragraph 3 [b] and repayment (paragraph 6[a]) of facilities should be read as follows :

3.     PRICING

   (b) Letter of Credit - Letter of Credit commission at 1/8% per month, minimum 2 months on the amount of Letter of Credit for amount less than S$200,000/- or at 1/16% per month, minimum 2 months on the amount of Letter of Credit for amount more than or equal to S$200,000/-.

6.      REPAYMENT

   (a) The Term Loan Facility is to be repaid by 36 equal monthly principal and interest instalments of S$30,195-90 each. The first principal instalment shall commence on the first day of the following month from the date of first disbursement of the loan. Interest is to be serviced monthly.

All the other terms and conditions remain the same.

We are pleased to be of service to you and look forward to hearing from you in due course.

Yours faithfully
For OVERSEA-CHINESE BANKING CORPORATION LIMITED

/s/: Leong Koon Weng                            /s/: Woo Siew Fook

________________________________                ________________________________

Leong Koon Weng                                 Woo Siew Fook
Senior Relationship Manager                     Business Head
Enterprise Banking (Electronics)                Enterprise Banking (Electronics)